Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET INCOME
FOR THREE MONTHS ENDED MAY 1, 2016 AND MAY 3, 2015
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED

	Amounts			Percent of Sales
	May 1,	May 3,	% Over	May 1,	May 3,
	2016	2015	(Under)	2016	2015

Net sales	$77,253	78,846	(2.0)%	100.0%	100.0%
Cost of sales	60,640	62,674	(3.2)%	78.5%	79.5%
Gross profit	16,613	16,172	2.7%	21.5%	20.5%

Selling, general and
administrative expenses	9,261	9,605	(3.6)%	12.0%	12.2%
Income from operations	7,352	6,567	12.0%	9.5%	8.3%

Interest expense	-	15	(100.0)%	0.0%	0.0%
Interest income	(26)	(143)	(81.8)%	(0.0)%	(0.2)%
Other expense	211	10	N.M.	0.3%	0.0%
Income before income taxes	7,167	6,685	7.2%	9.3%	8.5%

Income taxes*	3,566	1,772	101.2%	49.8%	26.5%
Net income	$3,601	4,913	(26.7)%	4.7%	6.2%

Net income per share-basic	$0.29	$0.40	(27.5)%
Net income per share-diluted	$0.29	$0.39	(25.6)%
Average shares outstanding-basic	12,257	12,219	0.3%
Average shares outstanding-diluted	12,434	12,440	(0.0)%

PRESENTATION OF ADJUSTED NET INCOME, ADJUSTED INCOME TAXES AND EARNINGS PER SHARE (1)

	THREE MONTHS ENDED

	Amounts			Percent of Sales
	May 1,	May 3,	% Over	May 1,	May 3,
	2016	2015	(Under)	2016	2015

Income before income taxes (see above)	$7,167	6,685	7.2%	9.3%	8.5%

Adjusted Income taxes (2)*	1,333	1,050	27.0%	18.6%	15.7%
Adjusted net income	5,834	5,635	3.5%	7.6%	7.1%

Adjusted net income per share-basic	$0.48	$0.46	4.3%
Adjusted net income per share-diluted	$0.47	$0.45	4.4%
Average shares outstanding-basic	12,257	12,219	0.3%
Average shares outstanding-diluted	12,434	12,440	(0.0)%

(1) Culp, Inc. currently does not incur cash income tax expense in the US and has an estimated $18.0 million in net operating loss carryforwards as of May 1, 2016.
Therefore, adjusted net income is calculated using only income tax expense for our subsidiaries located in Canada and China. See reconciliation on page 10 of 10.

(2) Represents estimated income tax expense for our subsidiaries located in Canada and China. See reconciliation on page 10 of 10.

* Percent of sales column for income taxes is calculated as a % of income before income taxes.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET INCOME
FOR THE TWELVE MONTHS ENDED MAY 1, 2016 AND MAY 3, 2015
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

	TWELVE MONTHS ENDED

	Amounts			Percent of Sales
	May 1,	May 3,	% Over	May 1,	May 3,
	2016	2015	(Under)	2016	2015

Net sales	$312,860	310,166	0.9%	100.0%	100.0%
Cost of sales	247,749	254,599	(2.7)%	79.2%	82.1%
Gross profit	65,111	55,567	17.2%	20.8%	17.9%

Selling, general and
administrative expenses	36,773	32,778	12.2%	11.8%	10.6%
Income from operations	28,338	22,789	24.3%	9.1%	7.3%

Interest expense	-	64	(100.0)%	0.0%	0.0%
Interest income	(176)	(622)	(71.7)%	(0.1)%	(0.2)%
Other expense	616	391	57.5%	0.2%	0.1%
Income before income taxes	27,898	22,956	21.5%	8.9%	7.4%

Income taxes*	10,963	7,885	39.0%	39.3%	34.3%
Net income	$16,935	15,071	12.4%	5.4%	4.9%

Net income per share-basic	$1.38	$1.23	12.2%
Net income per share-diluted	$1.36	$1.21	12.4%
Average shares outstanding-basic	12,302	12,217	0.7%
Average shares outstanding-diluted	12,475	12,422	0.4%

PRESENTATION OF ADJUSTED NET INCOME, ADJUSTED INCOME TAXES AND EARNINGS PER SHARE (1)

	TWELVE MONTHS ENDED

	Amounts			Percent of Sales
	May 1,	May 3,	% Over	May 1,	May 3,
	2016	2015	(Under)	2016	2015

Income before income taxes (see above)	$27,898	22,956	21.5%	8.9%	7.4%

Adjusted Income taxes (2)*	5,189	3,604	44.0%	18.6%	15.7%
Adjusted net income	22,709	19,352	17.3%	7.3%	6.2%

Adjusted net income per share-basic	$1.85	$1.58	17.1%
Adjusted net income per share-diluted	$1.82	$1.56	16.7%
Average shares outstanding-basic	12,302	12,217	0.7%
Average shares outstanding-diluted	12,475	12,422	0.4%

(1) Culp, Inc. currently does not incur cash income tax expense in the US and has an estimated $18.0 million in net operating loss carryforwards as of May 1, 2016.
Therefore, adjusted net income is calculated using only income tax expense for our subsidiaries located in Canada and China. See reconciliation on page 10 of 10.

(2) Represents estimated income tax expense for our subsidiaries located in Canada and China. See reconciliation on page 10 of 10.

* Percent of sales column for income taxes is calculated as a % of income before income taxes.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED BALANCE SHEETS
MAY 1, 2016 AND MAY 3, 2015
Unaudited
(Amounts in Thousands)

	Amounts		Increase
	May 1,	* May 3,	(Decrease)
	2016	2015	Dollars	Percent

Current assets
Cash and cash equivalents	$37,787	29,725	8,062	27.1%
Short-term investments	4,359	10,004	(5,645)	(56.4)%
Accounts receivable	23,481	28,749	(5,268)	(18.3)%
Inventories	46,531	42,484	4,047	9.5%
Income taxes receivable	155	229	(74)	(32.3)%
Other current assets	2,477	2,440	37	1.5%
Total current assets	114,790	113,631	1,159	1.0%

Property, plant & equipment, net	39,973	36,078	3,895	10.8%
Goodwill	11,462	11,462	-	0.0%
Deferred income taxes	2,319	5,169	(2,850)	(55.1)%
Long-term Investments	4,025	2,415	1,610	66.7%
Other assets	2,573	2,545	28	1.1%

Total assets	$175,142	171,300	3,842	2.2%

Current liabilities
Current maturities of long-term debt	$-	2,200	(2,200)	(100.0)%
Accounts payable - trade	23,994	28,414	(4,420)	(15.6)%
Accounts payable - capital expenditures	224	990	(766)	(77.4)%
Accrued expenses	11,922	11,129	793	7.1%
Income taxes payable - current	180	325	(145)	(44.6)%
Total current liabilities	36,320	43,058	(6,738)	(15.6)%

Income taxes payable - long-term	3,841	3,792	49	1.3%
Deferred income taxes	1,483	982	501	51.0%
Deferred compensation	4,686	4,041	645	16.0%

Total liabilities	46,330	51,873	(5,543)	(10.7)%

Shareholders' equity	128,812	119,427	9,385	7.9%

Total liabilities and
shareholders' equity	$175,142	171,300	3,842	2.2%

Shares outstanding	12,265	12,219	46	0.4%

* Derived from audited financial statements.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE TWELVE MONTHS ENDED MAY 1, 2016 AND MAY 3, 2015
Unaudited
(Amounts in Thousands)

	TWELVE MONTHS ENDED

	Amounts
	May 1,	May 3,
	2016	2015

Cash flows from operating activities:
Net income	$16,935	15,071
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation	6,671	5,773
Amortization of other assets	170	187
Stock-based compensation	2,742	786
Deferred income taxes	4,192	3,179
Gain on sale of equipment	(35)	(78)
Realized loss on sale of short-term investments	127	-
Excess tax benefits related to stock-based compensation	(841)	(109)
Foreign currency exchange gains	(40)	(84)
Changes in assets and liabilities:
Accounts receivable	4,476	(1,636)
Inventories	(4,407)	(1,883)
Other current assets	(206)	(151)
Other assets	(46)	(117)
Accounts payable-trade	(3,785)	1,964
Accrued expenses and deferrred compensation	751	3,372
Income taxes	91	(163)
Net cash provided by operating activities	26,795	26,111

Cash flows from investing activities:
Capital expenditures	(11,475)	(10,461)
Proceeds from the sale of equipment	233	727
Proceeds from life insurance policies	-	320
Payments on life insurance policies	(18)	(18)
Proceeds from the sale of short-term investments	5,612	1,628
Purchase of short-term investments	(104)	(5,355)
Purchase of long-term investments	(1,649)	(1,650)
Net cash used in investing activities	(7,401)	(14,809)

Cash flows from financing activities:
Proceeds from line of credit	7,000	-
Payments on line of credit	(7,000)	(538)
Payments on long-term debt	(2,200)	(2,200)
Repurchase of common stock	(2,397)	(745)
Dividends paid	(8,140)	(7,579)
Payments on debt issuance costs	(134)	-
Proceeds from common stock issued	200	94
Excess tax benefits related to stock-based compensation	841	109
Net cash used in financing activities	(11,830)	(10,859)

Effect of exchange rate changes on cash and cash equivalents	498	(21)

Increase in cash and cash equivalents	8,062	422

Cash and cash equivalents at beginning of period	29,725	29,303

Cash and cash equivalents at end of period	$37,787	29,725

Free Cash Flow (1)	$15,225	15,117

(1) Free Cash Flow reconciliation is as follows:
		FY 2016	FY 2015
A)	Net cash provided by operating activities	$26,795	26,111
B)	Minus: Capital Expenditures	(11,475)	(10,461)
C)	Add: Proceeds from the sale of equipment	233	727
D)	Add: Proceeds from life insurance policies	-	320
E)	Minus: Payments on life insurance policies	(18)	(18)
F)	Add: Excess tax benefits related to stock-based compensation	841	109
G)	Minus: Purchase of long-term investments	(1,649)	(1,650)
H)	Effects of exchange rate changes on cash and cash equivalents	498	(21)
		$15,225	15,117

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE THREE MONTHS ENDED MAY 1, 2016 AND MAY 3, 2015
(Unaudited)
(Amounts in thousands)

	THREE MONTHS ENDED

	Amounts			Percent of Total Sales
	May 1,	May 3,	% Over	May 1,	May 3,
Net Sales by Segment	2016	2015	(Under)	2016	2015

Mattress Fabrics	$48,897	48,196	1.5%	63.3%	61.1%
Upholstery Fabrics	28,356	30,650	(7.5)%	36.7%	38.9%

Net Sales	$77,253	78,846	(2.0)%	100.0%	100.0%

Gross Profit by Segment				Gross Profit Margin

Mattress Fabrics	$10,585	10,274	3.0%	21.6%	21.3%
Upholstery Fabrics	6,028	5,898	2.2%	21.3%	19.2%
Gross Profit	$16,613	16,172	2.7%	21.5%	20.5%

Selling, General and Administrative Expenses by Segment				Percent of Sales

Mattress Fabrics	$3,357	3,187	5.3%	6.9%	6.6%
Upholstery Fabrics	3,723	4,044	(7.9)%	13.1%	13.2%
Unallocated Corporate expenses	2,181	2,374	(8.1)%	2.8%	3.0%
Selling, General and Administrative Expenses	$9,261	9,605	(3.6)%	12.0%	12.2%

Operating Income (loss) by Segment				Operating Income (Loss) Margin

Mattress Fabrics	$7,228	7,087	2.0%	14.8%	14.7%
Upholstery Fabrics	2,305	1,854	24.3%	8.1%	6.0%
Unallocated corporate expenses	(2,181)	(2,374)	(8.1)%	(2.8)%	(3.0)%
Operating income	$7,352	6,567	12.0%	9.5%	8.3%

Depreciation by Segment

Mattress Fabrics	$1,564	1,341	16.6%
Upholstery Fabrics	219	187	17.1%
Depreciation	$1,783	1,528	16.7%

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE TWELVE MONTHS ENDED MAY 1, 2016 AND MAY 3, 2015
(Unaudited)
(Amounts in thousands)

	TWELVE MONTHS ENDED

	Amounts						Percent of Total Sales
	May 1,		May 3,		% Over		May 1,	May 3,
Net Sales by Segment	2016		2015		(Under)		2016	2015

Mattress Fabrics	$186,419		179,739		3.7%		59.6%	57.9%
Upholstery Fabrics	126,441		130,427		(3.1))%		40.4%	42.1%

Net Sales	$312,860		310,166		0.9%		100.0%	100.0%

Gross Profit by Segment							Gross Profit Margin

Mattress Fabrics	$38,718		32,877		17.8%		20.8%	18.3%
Upholstery Fabrics	26,393		22,690		16.3%		20.9%	17.4%
Gross Profit	$65,111		55,567		17.2%		20.8%	17.9%

Selling, General and Administrative Expenses by Segment							Percent of Sales

Mattress Fabrics	$12,223		11,206		9.1%		6.6%	6.2%
Upholstery Fabrics	15,094		14,562		3.7%		11.9%	11.2%
Unallocated Corporate expenses	9,456		7,010		34.9%		3.0%	2.3%
Selling, General, and Administrative Expenses	$36,773		32,778		12.2%		11.8%	10.6%

Operating Income (loss) by Segment							Operating Income (Loss) Margin

Mattress Fabrics	$26,496		21,671		22.3%		14.2%	12.1%
Upholstery Fabrics	11,298		8,128		39.0%		8.9%	6.2%
Unallocated corporate expenses	(9,456)		(7,010)		34.9%		(3.0)%	(2.3)%
Operating income	$28,338		22,789		24.3%		9.1%	7.3%

Return on Capital (1)

Mattress Fabrics	36.7%		33.5%
Upholstery Fabrics	65.2%		48.7%
Unallocated Corporate	N/	A	N/	A
Consolidated	32.0%		28.0%

Capital Employed (2)

Mattress Fabrics	74,637		70,472		5.9%
Upholstery Fabrics	17,025		14,026		21.4%
Unallocated Corporate	(1,305)		(1,273)		N/	A
Consolidated	90,357		83,225		8.6%

Depreciation by Segment

Mattress Fabrics	$5,837		5,034		16.0%
Upholstery Fabrics	834		739		12.9%
Depreciation	$6,671		5,773		15.6%

Notes:

(1) See pages 8 and 9 of this financial information release for calculations.

(2) The capital employed balances are as of May 1, 2016 and May 3, 2015.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF ADJUSTED EBITDA
FOR THE TWELVE MONTHS ENDED MAY 1, 2016 AND MAY 3, 2015
(UNAUDITED)
(AMOUNTS IN THOUSANDS)

	Quarter Ended
					Trailing 12
					Months
	8/2/2015	11/1/2015	1/31/2016	5/1/2016	5/1/2016

Net income	$4,701	$3,771	$4,862	$3,601	$16,935
Income taxes	2,707	2,373	2,317	3,566	10,963
Interest income, net	(43)	(69)	(38)	(26)	(176)
Depreciation and amortization expense	1,602	1,668	1,741	1,830	6,841
Stock based compensation	265	1,074	625	778	2,742
Adjusted EBITDA	$9,232	$8,817	$9,507	$9,749	$37,305

	Quarter Ended
					Trailing 12
					Months
	8/3/2014	11/2/2014	2/1/2015	5/3/2015	5/3/2015

Net income	$3,345	$3,001	$3,812	$4,913	$15,071
Income taxes	2,114	1,889	2,110	1,772	7,885
Interest income, net	(75)	(153)	(202)	(128)	(558)
Depreciation and amortization expense	1,446	1,460	1,478	1,576	5,960
Stock based compensation	46	245	191	304	786
Adjusted EBITDA	$6,876	$6,442	$7,389	$8,437	$29,144

% Over (Under)	34.3%	36.9%	28.7%	15.6%	28.0%

CULP, INC. FINANCIAL INFORMATION RELEASE RETURN ON CAPITAL EMPLOYED BY SEGMENT FOR THE TWELVE MONTHS ENDED MAY 1, 2016
(Amounts in Thousands)
(Unaudited)

	Operating Income Twelve Months Ended May 1, 2016 (1)	Average Capital Employed (3)	Return on Avg. Capital Employed (2)

Mattress Fabrics	$26,496	$72,121	36.7%
Upholstery Fabrics	11,298	17,336	65.2%
(less: Unallocated Corporate)	(9,456)	(765)	N/	A
Total	$28,338	$88,691	32.0%

Average Capital Employed	As of the three Months Ended May 1, 2016					As of the three Months Ended January 31, 2016				As of the three Months Ended November 1, 2015
	Mattress	Upholstery	Unallocated			Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate		Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	94,878	29,463	50,801		175,142	93,779	33,975	45,797	173,551	90,730	32,187	46,030	168,947
Total liabilities	(20,241)	(12,438)	(13,651)		(46,330)	(21,135)	(14,352)	(12,990)	(48,477)	(19,228)	(15,129)	(11,615)	(45,972)

Subtotal	$74,637	$17,025	$37,150		$128,812	$72,644	$19,623	$32,807	$125,074	$71,502	$17,058	$34,415	$122,975
Less:
Cash and cash equivalents	-	-	(37,787)		(37,787)	-	-	(31,713)	(31,713)	-	-	(31,176)	(31,176)
Short-term investments	-	-	(4,359)		(4,359)	-	-	(4,259)	(4,259)	-	-	(6,320)	(6,320)
Long-term investments	-	-	(4,025)		(4,025)	-	-	(3,590)	(3,590)	-	-	(3,279)	(3,279)
Income taxes receivable	-	-	(155)		(155)	-	-	(23)	(23)	-	-	(75)	(75)
Deferred income taxes - non-current	-	-	(2,319)		(2,319)	-	-	(4,312)	(4,312)	-	-	(3,415)	(3,415)
Current maturities of long-term debt	-	-	-		-	-	-	-	-	-	-	-	-
Income taxes payable - current	-	-	180		180	-	-	622	622	-	-	305	305
Income taxes payable - long-term	-	-	3,841		3,841	-	-	3,480	3,480	-	-	3,655	3,655
Deferred income taxes - non-current	-	-	1,483		1,483	-	-	1,209	1,209	-	-	1,206	1,206
Deferred compensation	-	-	4,686		4,686	-	-	4,495	4,495	-	-	4,421	4,421
Total Capital Employed	$74,637	$17,025	$(1,305)		$90,357	$72,644	$19,623	$(1,284)	$90,983	$71,502	$17,058	$(263)	$88,297

	As of the three Months Ended August 2, 2015					As of the three Months Ended May 3, 2015
	Mattress	Upholstery	Unallocated			Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate		Total	Fabrics	Fabrics	Corporate	Total

Total assets	91,614	33,795	41,470		166,879	89,066	32,838	49,396	171,300
Total liabilities	(20,265)	(14,849)	(13,040)		(48,154)	(18,594)	(18,812)	(14,467)	(51,873)

Subtotal	$71,349	$18,946	$28,430		$118,725	$70,472	$14,026	$34,929	$119,427
Less:
Cash and cash equivalents	-	-	(25,933)		(25,933)	-	-	(29,725)	(29,725)
Short-term investments	-	-	(6,336)		(6,336)	-	-	(10,004)	(10,004)
Long-term investments	-	-	(2,893)		(2,893)	-	-	(2,415)	(2,415)
Income taxes receivable	-	-	(142)		(142)	-	-	(229)	(229)
Deferred income taxes - non-current	-	-	(4,405)		(4,405)	-	-	(5,169)	(5,169)
Current maturities of long-term debt	-	-	2,200		2,200	-	-	2,200	2,200
Income taxes payable - current	-	-	392		392	-	-	325	325
Income taxes payable - long-term	-	-	3,634		3,634	-	-	3,792	3,792
Deferred income taxes - non-current	-	-	1,071		1,071	-	-	982	982
Deferred compensation	-	-	4,280		4,280	-	-	4,041	4,041
Total Capital Employed	$71,349	$18,946	$298		$90,593	$70,472	$14,026	$(1,273)	$83,225

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate		Total

Average Capital Employed (3)	$72,121	$17,336	$(765)		$88,691

Notes:

(1) See reconciliation per page 6 of this financial information release.

(2) Return on average capital employed represents operating income for fiscal 2016 divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments, long-term investments, current maturities of long-term debt, noncurrent deferred tax assets and liabilities, income taxes receivable and payable, and deferred compensation.

(3) Average capital employed was computed using the five quarterly periods ending May 1, 2016 January 31, 2016, November 1, 2015, August 2, 2015 and May 3, 2015.

CULP, INC. FINANCIAL INFORMATION RELEASE RETURN ON CAPITAL EMPLOYED BY SEGMENT FOR THE TWELVE MONTHS ENDED MAY 3, 2015
(Amounts in Thousands)
(Unaudited)

	Operating Income Twelve Months Ended May 3, 2015 (1)	Average Capital Employed (3)	Return on Avg. Capital Employed (2)

Mattress Fabrics	$21,671	$64,783	33.5%
Upholstery Fabrics	8,128	16,680	48.7%
(less: Unallocated Corporate)	(7,010)	34	N/	A
Total	$22,789	$81,497	28.0%

Average Capital Employed	As of the three Months Ended May 3, 2015					As of the three Months Ended February 1, 2015				As of the three Months Ended November 2, 2014
	Mattress	Upholstery	Unallocated			Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate		Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	89,066	32,838	49,396		171,300	83,648	35,761	45,949	165,358	80,121	30,916	45,126	156,163
Total liabilities	(18,594)	(18,812)	(14,467)		(51,873)	(18,470)	(18,927)	(12,989)	(50,386)	(17,247)	(14,847)	(12,395)	(44,489)

Subtotal	$70,472	$14,026	$34,929		$119,427	$65,178	$16,834	$32,960	$114,972	$62,874	$16,069	$32,731	$111,674
Less:
Cash and cash equivalents	-	-	(29,725)		(29,725)	-	-	(28,772)	(28,772)	-	-	(28,953)	(28,953)
Short-term investments	-	-	(10,004)		(10,004)	-	-	(8,384)	(8,384)	-	-	(6,318)	(6,318)
Long-term investments	-	-	(2,415)		(2,415)	-	-	(2,063)	(2,063)			(1,911)	(1,911)
Income taxes receivable	-	-	(229)		(229)	-	-	(104)	(104)	-	-	-	-
Deferred income taxes - non-current	-	-	(5,169)		(5,169)	-	-	(5,020)	(5,020)	-	-	(6,200)	(6,200)
Current maturities of long-term debt	-	-	2,200		2,200	-	-	2,200	2,200	-	-	2,200	2,200
Line of credit	-	-	-		-	-	-	-	-	-	-	-	-
Income taxes payable - current	-	-	325		325	-	-	325	325	-	-	268	268
Income taxes payable - long-term	-	-	3,792		3,792	-	-	3,630	3,630	-	-	3,980	3,980
Deferred income taxes - non-current	-	-	982		982	-	-	927	927	-	-	896	896
Long-term debt, less current maturities	-	-	-		-	-	-	-	-	-	-	-	-
Deferred compensation	-	-	4,041		4,041	-	-	3,934	3,934	-	-	3,794	3,794
Total Capital Employed	$70,472	$14,026	$(1,273)		$83,225	$65,178	$16,834	$(367)	$81,645	$62,874	$16,069	$487	$79,430

	As of the three Months Ended August 3, 2014					As of the three Months Ended April 27, 2014
	Mattress	Upholstery	Unallocated			Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate		Total	Fabrics	Fabrics	Corporate	Total

Total assets	81,400	30,520	42,298		154,218	79,055	34,987	46,886	160,928
Total liabilities	(18,464)	(11,468)	(15,139)		(45,071)	(16,598)	(17,568)	(15,018)	(49,184)

Subtotal	$62,936	$19,052	$27,159		$109,147	$62,457	$17,419	$31,868	$111,744
Less:
Cash and cash equivalents	-	-	(24,665)		(24,665)	-	-	(29,303)	(29,303)
Short-term investments	-	-	(6,311)		(6,311)	-	-	(6,294)	(6,294)
Long-term investments			(1,749)		(1,749)			(765)	(765)
Income taxes receivable	-	-	(136)		(136)	-	-	(121)	(121)
Deferred income taxes - non-current	-	-	(7,182)		(7,182)	-	-	(8,263)	(8,263)
Current maturities of long-term debt	-	-	2,200		2,200	-	-	2,200	2,200
Line of credit	-	-	569		569			586	586
Income taxes payable - current	-	-	387		387	-	-	442	442
Income taxes payable - long-term	-	-	4,037		4,037	-	-	3,962	3,962
Deferred income taxes - non-current	-	-	1,019		1,019	-	-	1,006	1,006
Long-term debt, less current maturities	-	-	2,200		2,200	-	-	2,200	2,200
Deferred compensation	-	-	3,632		3,632	-	-	2,644	2,644
Total Capital Employed	$62,936	$19,052	$1,160		$83,148	$62,457	$17,419	$162	$80,038

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate		Total

Average Capital Employed (3)	$64,783	$16,680	$34		$81,497

Notes:
(1) See reconciliation per page 6 of this financial information release.

(2) Return on average capital employed represents operating income for fiscal 2015 divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments, long-term investments, long-term debt, including current maturities, line of credit, noncurrent deferred tax assets and liabilities, income taxes payable and receivable, and deferred compensation.

(3) Average capital employed was computed using the five quarterly periods ending May 3, 2015, February 1, 2015, November 2, 2014, August 3, 2014 and April 27, 2014.

CULP, INC. FINANCIAL INFORMATION RELEASE CONSOLIDATED ADJUSTED EFFECTIVE INCOME TAX RATE, NET INCOME AND EARNINGS PER SHARE FOR THE TWELVE MONTHS ENDED MAY 1, 2016 AND MAY 3, 2015
Unaudited
(Amounts in Thousands)

	TWELVE MONTHS ENDED

	Amounts
	May 1,	May 3,
	2016	2015

Consolidated Effective GAAP Income Tax Rate (1)	39.3%	34.3%

Non-Cash U.S. Income Tax Expense	(20.3)%	(18.2)%

Non-Cash Foreign Income Tax Expense	(0.4)%	(0.4)%

Consolidated Adjusted Effective Income Tax Rate (2)	18.6%	15.7%

	THREE MONTHS ENDED
	As reported		May 1, 2016	As reported		May 3, 2015
	May 1,		Proforma Net	May 3,		Proforma Net
	2016	Adjustments	of Adjustments	2015	Adjustments	of Adjustments

Income before income taxes	$7,167	$-	$7,167	$6,685		$6,685

Income taxes (3)	3,566	$(2,233)	1,333	1,772	$(722)	1,050
Net income	$3,601	$2,233	$5,834	$4,913	$722	$5,635

Net income per share-basic	$0.29	$0.18	$0.48	$0.40	$0.06	$0.46
Net income per share-diluted	$0.29	$0.18	$0.47	$0.39	$0.06	$0.45
Average shares outstanding-basic	12,257	12,257	12,257	12,219	12,219	12,219
Average shares outstanding-diluted	12,434	12,434	12,434	12,440	12,440	12,440

	TWELVE MONTHS ENDED
	As reported		May 1, 2016	As reported		May 3, 2015
	May 1,		Proforma Net	May 3,		Proforma Net
	2016	Adjustments	of Adjustments	2015	Adjustments	of Adjustments

Income before income taxes	$27,898	$-	$27,898	$22,956	$-	$22,956

Income taxes (3)	10,963	$(5,774)	5,189	7,885	$(4,281)	3,604
Net income	$16,935	$5,774	$22,709	$15,071	$4,281	$19,352

Net income per share-basic	$1.38	$0.47	$1.85	$1.23	$0.35	$1.58
Net income per share-diluted	$1.36	$0.46	$1.82	$1.21	$0.34	$1.56
Average shares outstanding-basic	12,302	12,302	12,302	12,217	12,217	12,217
Average shares outstanding-diluted	12,475	12,475	12,475	12,422	12,422	12,422

(1) Calculated by dividing consolidated income tax expense by consolidated income before income taxes.

(2) Represents estimated cash income tax expense for our subsidiaries located in Canada and China divided by consolidated income before income taxes.

(3) Proforma income taxes calculated using the Consolidated Adjusted Effective Income Tax Rate as reflected above.